Exhibit 10.2
EXECUTION VERSION
PLEDGE AND SECURITY AGREEMENT
dated as of February 9, 2007
between
EACH OF COVANTA ENERGY CORPORATION
AND THE OTHER GRANTORS PARTY HERETO
and
JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

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SCHEDULES AND EXHIBITS
SCHEDULE 1.1 — IMMATERIAL RESTRICTED SUBSIDIARIES
SCHEDULE 2.2 — DESCRIPTION OF EXCLUDED INVESTMENT PROPERTY
SCHEDULE 4.1 — GENERAL INFORMATION
SCHEDULE 4.1.A.1 — CERTAIN CORPORATE NAME CHANGES
SCHEDULE 4.2 — LOCATION OF EQUIPMENT AND INVENTORY
SCHEDULE 4.4 — INVESTMENT PROPERTY
SCHEDULE 4.5 — INTELLECTUAL PROPERTY – EXCEPTIONS
EXHIBIT A — PLEDGE SUPPLEMENT

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     This PLEDGE AND SECURITY AGREEMENT, dated as of February 9, 2007 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and JPMORGAN CHASE BANK, N.A., as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).
RECITALS:
     WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among COVANTA ENERGY CORPORATION, a Delaware corporation (“Company”), COVANTA HOLDING CORPORATION, a Delaware corporation, CERTAIN SUBSIDIARIES OF COMPANY, as guarantors, the Lenders party thereto from time to time (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, Revolving Issuing Bank and a Funded LC Issuing Bank, UBS AG, STAMFORD BRANCH, as a Funded LC Issuing Bank, LEHMAN COMMERCIAL PAPER INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agents, and BANK OF AMERICA, N.A. and BARCLAYS BANK PLC, as Documentation Agents;
     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Permitted Hedge Agreements with one or more Lender Counterparties;
     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Permitted Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents and the Permitted Hedge Agreements as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:
SECTION 1. DEFINITIONS; GRANT OF SECURITY.
     1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:
          “Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
          “Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.
          “Additional Grantors” shall have the meaning assigned in Section 5.2.
          “Agreement” shall have the meaning set forth in the preamble.
          “Cash Proceeds” shall have the meaning assigned in Section 7.6.

          “Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.
          “Collateral” shall have the meaning assigned in Section 2.1.
          “Collateral Account” shall mean any account established by the Collateral Agent.
          “Collateral Agent” shall have the meaning set forth in the preamble.
          “Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Company” shall have the meaning set forth in the recitals.
          “Controlled Foreign Corporation” shall mean (x) any corporation which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia or (y) any partnership, limited liability company or other business entity either (i) classified as a corporation for U.S. federal income tax purposes or (ii) that owns an interest (directly or indirectly) in a corporation which is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia.
          “Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(B) (as such schedule may be amended or supplemented from time to time).
          “Copyrights” shall mean all United States and foreign copyrights, whether registered or unregistered and: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.5(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights to sue for past, present and future infringements thereof, and (iv) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages and proceeds of suit.
          “Credit Agreement” shall have the meaning set forth in the recitals.
          “Deposit Accounts” shall mean all “deposit accounts” as defined in Article 9 of the UCC.
          “Documents” shall mean all “documents” as defined in Article 9 of the UCC.

          “Equipment” shall mean all “equipment” as defined in Article 9 of the UCC including, without limitation, all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools, all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.
          “Excluded Property” shall have the meaning set forth in Section 2.2.
          “General Intangibles” shall mean all “general intangibles” as defined in Article 9 of the UCC, including, without limitation, all “payment intangibles” as defined in Article 9 of the UCC, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations.
          “Goods” shall mean all “goods” as defined in Article 9 of the UCC including, without limitation, all Inventory and Equipment.
          “Grantors” shall have the meaning set forth in the preamble.
          “Immaterial Restricted Subsidiary” shall mean (i) each Subsidiary of Company listed on Schedule 1.1 and (ii) any Subsidiary that is not a Guarantor Subsidiary with total assets of $1,500,000 or less and with total revenues of $3,000,000 or less for the most recent four quarter period and designated as an “Immaterial Restricted Subsidiary” in writing by Company to the Collateral Agent, provided that the aggregate assets and revenues (for such period) for all such Subsidiaries which are designated as “Immaterial Restricted Subsidiaries” may not exceed $20,000,000 at any time (and Company shall amend its designations in order to comply with this proviso).
          “Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
          “Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
          “Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.
          “Inventory” shall mean all “inventory” as defined in Article 9 of the UCC including, without limitation, all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof.
          “Investment Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests and Pledged Debt; provided, however, that Investment Property shall not include any Securities Accounts, Deposit Accounts or Commodities Accounts.
          “Lender” shall have the meaning set forth in the recitals.
          “Letter of Credit Right” shall mean “letter of credit right” as defined in Article 9 of the UCC.
          “Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party for which the assignment or granting of a security interest therein by such Grantor is restricted or purported to be restricted (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).
          “Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(D) (as such schedule may be amended or supplemented from time to time).
          “Patents” shall mean all United States and foreign patents and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.5(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights to sue for past, present and future infringements thereof, (iv) all licenses, claims, damages, and proceeds of suit arising therefrom, and (v) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.
          “Pledged Debt” shall mean, with respect to any Grantor, all indebtedness owed to such Grantor, including, without limitation, all indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.
          “Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
          “Pledged LLC Interests” shall mean, with respect to any Grantor, all interests in any limited liability company directly owned by such Grantor including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

          “Pledged Partnership Interests” shall mean, with respect to any Grantor, all interests in any general partnership, limited partnership, limited liability partnership or other partnership directly owned by such Grantor including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
          “Pledged Stock” shall mean, with respect to any Grantor, all shares of capital stock directly owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
          “Pledged Trust Interests” shall mean, with respect to any Grantor, all interests in a Delaware business trust or other trust directly owned by such Grantor including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
          “Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
          “Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto.
          “Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.
          “Record” shall have the meaning specified in Article 9 of the UCC.
          “Secured Obligations” shall have the meaning assigned in Section 3.1.
          “Secured Parties” shall mean the Agents, Issuing Banks, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Issuing Banks, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Issuing Banks, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.
          “Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
          “Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
          “Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
          “Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(F) (as such schedule may be amended or supplemented from time to time).
          “Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.5(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(G) (as such schedule may be amended or supplemented from time to time).
          “Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how, including but not limited to: (i) the right to sue for past,

present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context relates to perfection or priority of a security interest,, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
          “United States” shall mean the United States of America.
     1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
SECTION 2. GRANT OF SECURITY.
     2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following property of such Grantor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):
(a) Accounts;
(b) Chattel Paper;
(c) Documents;
(d) General Intangibles;
(e) Goods;
(f) Instruments;
(g) Insurance;

(h) Intellectual Property;
(i) Investment Property;
(j) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and
(k) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.
     2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any motor vehicle or other asset that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof; (b) any lease, license, contract, property rights or agreement and any assets subject to any thereof, to which any Grantor is a party or any of its rights or interests thereunder or any property to which such Grantor has any right, title or interest which is subject to any such lease, license, contract property right or agreement if and for so long as the grant of such security interest requires governmental consent, approval, license or authorization or shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; (c) any of the outstanding Capital Stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of Capital Stock of such Controlled Foreign Corporation entitled to vote; (d) margin stock and equity interests in any Immaterial Restricted Subsidiary, Unrestricted Subsidiary or Excluded Subsidiary listed on Schedule 1.1(b)-2 of the Credit Agreement; (e) any capital stock the pledge of which would result in additional financial reporting requirements under Rule 3-16 under Regulation S-X but only to the extent necessary for such Grantor not to be subject to such reporting requirements; (f) any application to register Trademarks in the U.S. Patent and Trademark Office (the “PTO”) based upon Grantor’s “intent to use” such Trademark (but only if the grant of security interest to such intent-to-use Trademark violates 15 U.S.C. § 1060(a)) unless and until a “Statement of Use” or “Amendment to Allege Use” is filed in the PTO with respect thereto, at which point the Collateral shall include, and the security interest granted hereunder shall attach to, such application; (g) the Investment Property identified on Schedule 2.2; or (h) all Letter of Credit Rights (all such property included in clauses (a)-(h) above excluded from the definition of “Collateral” shall be referred to as “Excluded Property”). Notwithstanding anything contained herein to the contrary, Grantors shall not be required to take any action intended to cause Excluded Property to constitute Collateral and none of the covenants or representations and warranties shall be deemed to apply to any property constituting Excluded Property.
SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

     3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations of every Grantor (the “Secured Obligations”).
     3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral the same as if this Agreement had not been executed and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral the same as if this Agreement had not been executed, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.
SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.
     4.1 Generally.
          (a) Representations and Warranties. Each Grantor hereby represents and warrants with respect to itself that:
          (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, subject to its rights to dispose of or abandon such rights to the extent permitted hereunder or under the Credit Agreement, in each case free and clear of any and all Liens of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than Permitted Liens;
          (ii) it has indicated on Schedule 4.1(A) as of the Closing Date: (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the Closing Date has been, located;
          (iii) as of the Closing Date, the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not had any other legal names in the last five (5) years, since the Closing Date except for those names set forth on Schedule 4.1(B);

          (iv) except as provided on Schedule 4.1(C), as of the Closing Date it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;
          (v) as of the Closing Date it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof;
          (vi) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1 (A) and Schedule 4.1(B) the information as of the Closing Date required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;
          (vii) (x) to the extent required under this Agreement, upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(E) hereof and other filings delivered by each Grantor and (y) to the extent not subject to Article 9 of the UCC and to the extent that a perfected first priority security interest may be obtained by the recordation of the security interest in the applicable intellectual property registries, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral to the extent that a security interest may be perfected by the filing of a UCC financing statement or by the recordation of the security interest in the United States Patent and Trademark Office or the United States Copyright Office;
          (viii) except as set forth on Schedule 4.1(F), as such schedule may be amended or supplemented from time to time, subject to the requirements set forth on Schedule 5.13 of the Credit Agreement with respect to the Collateral described therein, all actions and consents (other than actions and consents required by the UCC, any other applicable law or, solely with respect to Pledged Equity Interests in Persons organized outside the United States, those that need to be made or obtained outside of the United States), including all filings, notices, registrations and recordings, necessary for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained; provided that filing of assignments in the applicable intellectual property registries may be necessary to the exercise of certain remedies in respect of Intellectual Property and the exercise of remedies in respect of Non-Assignable Contracts (other than those provided under 9-406, 9-407 and 9-408 of the UCC , to the extent that they apply) may require the consent of the other party thereto;
          (ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law which is effective to perfect a security interest under the UCC as in effect on the Closing Date in all or any part of the Collateral on file in any filing or recording office on the Closing Date or has been authorized by such Grantor for filing at any time thereafter except for (x) financing statements or other instruments similar in effect for which proper termination statements or releases have been delivered to the Collateral Agent for filing and (y) financing statements or other instruments similar in effect or filed in connection with Permitted Liens;
          (x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the security interest purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for actions required with respect to accounts where the United States government or subdivision thereof is an Account Debtor, (B) for the filings contemplated by clause (vii) and (viii) above, (C) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of Securities and (D) for the exercise of right and remedies in respect of any foreign Intellectual Property and Pledged Equity Interests issued by a Controlled Foreign Corporation;
          (xi) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects as of the date supplied by such Grantor, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
          (xii) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);
          (xiii) it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut; and
          (xiv) as of the Closing Date, such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction as of the Closing Date.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with respect to itself that:
          (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein adverse to the Collateral Agent;
          (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral if such violation or noncompliance could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
          (iii) except as listed on Schedule 4.1.A.1, it shall not change such Grantor’s legal name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to applicable Schedules showing such change thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or reasonably requested by the Collateral Agent to maintain the continuous validity, perfection and at least the same priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;
          (iv) except as otherwise permitted under the Credit Agreement it shall not file any certificates of domestication, transfer or continuance in any jurisdiction other than the jurisdiction set forth opposite such Grantor’s name on Schedule 4.1(A);
          (v) it shall not take or permit any action which could materially impair the Collateral Agent’s rights in the Collateral, subject to Grantors’ rights to dispose of or abandon rights in the Collateral to the extent permitted hereunder or under the Credit Agreement or the right to grant Permitted Liens; and
          (vi) it shall not sell, transfer, exclusively license or assign (by operation of law or otherwise) any Collateral except as otherwise permitted in accordance with the Credit Agreement.
     4.2 Equipment and Inventory.
          (a) Representations and Warranties. Each Grantor represents and warrants with respect to itself that:
          (i) all of its Equipment and Inventory included in the Collateral other than Equipment out for repair or Equipment and Inventory in transit is kept on the Closing Date and during the past 18 months has been kept only at one of the locations specified in Schedule 4.2; and
          (ii) any Goods now or hereafter produced by such Grantor included in the Collateral have been and will be produced in material compliance with the requirements of the Fair Labor Standards Act, as amended.
          (b) Covenants and Agreements. Each Grantor covenants and agrees with respect to itself that:
          (i) it shall keep the Equipment, Inventory and any Documents evidencing any of its Equipment and Inventory other than Equipment out for repair or Equipment and Inventory in transit in one of the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Collateral Agent in writing, no later than forty-five (45) days after any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request;
          (ii) it shall keep (or cause to be kept) records of its Inventory which are accurate in all material respects, as is customarily maintained under similar circumstances by

Persons of established reputation engaged in similar business, and in any event in conformity with GAAP; and
          (iii) it shall not deliver any Document evidencing any of its Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent.
     4.3 Receivables.
          (a) Representations and Warranties. Each Grantor represents and warrants that none of the Account Debtors in respect of any of its Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate is the government of the United States or any agency or instrumentality thereof.
          (b) Covenants and Agreements: Each Grantor hereby covenants and agrees with respect to itself that:
          (i) it shall keep and maintain at its own cost and expense records of its Receivables consistent with its past practice;
          (ii) at the request of the Collateral Agent after the occurrence and during the continuation of an Event of Default, it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all of its Chattel Paper and Instruments (other than any delivered to the Collateral Agent as provided herein and Instruments deposited in a Deposit Account for collection in the ordinary course of business), as well as its Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;
          (iii) it shall perform in all material respects all of its obligations with respect to the Receivables in accordance with its normal business practice;
          (iv) other than in the ordinary course of business as generally conducted by it, and except as otherwise provided in subsection (v) below, following the occurrence and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any of its Receivables, (x) compromise or settle any dispute, claim or legal proceeding with respect to any of its Receivables for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;
          (v) except as otherwise provided in this subsection, each Grantor shall continue to collect in accordance with its past business practice, all amounts due or to become due to such Grantor under its Receivables and any Supporting Obligation and diligently exercise in accordance with its past business practice each material right it may have under any of its Receivables, or any Supporting Obligation or Collateral Support therefor, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor may deem necessary or advisable. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Deposit Account designated by the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and
          (vi) subject to any underlying contractual requirements or provisions, it shall use its commercially reasonable efforts to keep in full force and effect any material Supporting Obligation or Collateral Support relating to any of its material Receivables.
          (c) Delivery of Receivables. With respect to any of its Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments (other than Instruments deposited or to be deposited for collection in the ordinary course of business), each Grantor shall, at the request of the Collateral Agent, cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein.
     4.4 Investment Property.
          4.4.1 Investment Property Generally
          (a) Covenants and Agreements. Each Grantor hereby covenants and agrees with respect to itself that:
          (i) in the event it acquires rights in any Investment Property in excess of $1,000,000 individually or $5,000,000 in the aggregate after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with Supplements to Schedules thereto, reflecting such new Investment Property; provided, such Grantor shall not be required to deliver any Pledge Supplement solely for the purpose set forth in this clause (i) more than twice a year. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

          (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Property (including, without limitation, delivery thereof to the Collateral Agent if required by this Agreement) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest; and
          (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Property to the Collateral Agent.
          (b) Delivery.
          (i) Each Grantor agrees that with respect to any Investment Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) within fifteen (15) days of acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Property that is represented by a certificate or that is an “instrument” (other than (A) any Investment Property credited to a Securities Account, (B) Investment Property but only so long as such Investment Property is not yet required to be delivered pursuant to Section 5.13 of the Credit Agreement , (C) instruments in a principal amount not in excess of $1,000,000 individually or $5,000,000 in the aggregate and (D) instruments deposited or to be deposited for collection in the ordinary course of business) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC.
          (c) Voting and Distributions.
          (i) So long as no Event of Default shall have occurred and be continuing and the Collateral Agent has not given the applicable Grantor five (5) Business Days prior written notice to the contrary:
(1)	except as otherwise provided under the covenants and agreements relating to investment property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

(2)	the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above; and

(3)	upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days prior written notice from the Collateral Agent to such Grantor of the Collateral Agent’s intention to exercise such rights:
(A)	all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

4.4.2	Pledged Equity Interests
            (a) Representations and Warranties. Each Grantor hereby represents and warrants with respect to itself, that:
            (i) as of the Closing Date, Schedule 4.4(A) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by such Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;
            (ii) it is the record and beneficial owner of such Pledged Equity Interests free of all Liens of other Persons other than Permitted Liens and (in the case of Pledged Equity Interests not issued by a Subsidiary or an Affiliate of such Grantor, to such Grantor’s best knowledge) there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Pledged Equity Interests;
            (iii) (in the case of Pledged Equity Interests not issued by a Subsidiary or an Affiliate of such Grantor, to such Grantor’s best knowledge) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection (except as set forth on Schedule 5.13 of the Credit Agreement) or first priority status of the security interest of the Collateral Agent in any such Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;
          (iv) none of such Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and
          (v) except as otherwise set forth on Schedule 4.4(B) (as such schedule may be amended or supplemented from time to time), all of the Pledged LLC Interests and Pledged Partnership Interests, in each case issued by a domestic Subsidiary of such Grantor, are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:
          (i) unless otherwise permitted under the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests owned by such Grantor which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC unless prior to taking such actions, such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary to establish the Collateral Agent’s “control” thereof;
          (ii) except as expressly permitted by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest which is a Subsidiary of such Grantor to merge or consolidate unless (i) if such issuer is required to be a Grantor under this Agreement, such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity which is a Subsidiary of such Grantor and which is owned by such Grantor is, upon such merger or consolidation, pledged hereunder; provided that if the surviving or resulting Grantors upon any such merger or consolidation involves an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and
          (iii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following the occurrence and during the continuation of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
          4.4.3 Pledged Debt
          (i) Representations and Warranties. Each Grantor hereby represents and warrants with respect to itself that Schedule 4.4 sets forth as of the Closing Date under the heading “Pledged Debt” all of the Pledged Debt owned by such Grantor in excess of $1,000,000 individually or $5,000,000 in the aggregate owned by any Grantor and to the knowledge of such Grantor, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.
          (b) Covenants and Agreements. In addition to the foregoing, upon the occurrence and during the continuance of an Event of Default, if any issuer of any Investment Property is a direct Subsidiary of a Grantor and is located in a jurisdiction outside of the United States (other than the issuers listed on Schedule 4.4(D)), at the request of the Collateral Agent, (a) such Grantor shall take such additional actions to cause such issuer that is a Subsidiary of such Grantor and (b) such Grantor shall use commercially reasonable efforts to cause the issuer that is not a Subsidiary of such Grantor, in each case, to register the pledge on its books and records or making such filings or recordings, in each case as may be reasonably necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, with two (2) Business Days prior notice to any Grantor, to transfer all or any portion of the Investment Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Property for certificates or instruments of smaller or larger denominations.
     4.5 Intellectual Property.
          (a) Representations and Warranties. Except as disclosed in Schedule 4.5(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants with respect to itself that:
          (i) Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (a) all United States and state registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor; and (b) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor except for non-exclusive licenses to commercially available software;
          (ii) except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) it is the sole and exclusive owner of the entire right, title, and interest in and to all United States Intellectual Property of such Grantor listed on Schedule 4.5 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use, all other United States Intellectual Property that is material to the conduct of its business, free and clear of all Liens, except for Permitted Liens; and (b) all United States Intellectual Property owned by such Grantor and material to the conduct of its business is subsisting and has not been adjudged invalid or unenforceable;
          (iii) to such Grantor’s knowledge, (A) all United States Intellectual Property material to the conduct of such Grantor’s business is subsisting and unexpired, (B) no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any United States Intellectual Property and (C) no such action or proceeding is pending or threatened (except for routine office actions issued in the course of prosecution) that could reasonably be expected to have a Material Adverse Effect;

          (iv) to the best of such Grantor’s knowledge, (a) the conduct of such Grantor’s business does not infringe upon any Intellectual Property right owned or controlled by a third party; and (b) no third party is infringing upon in any material respect any rights in any United States Intellectual Property owned by such Grantor; and
          (v) to such Grantor’s knowledge, (a) none of the Trade Secrets owned by such Grantor that are material to its business have been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other person; and (b) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, and use of such Grantor’s Intellectual Property.
          (b) Covenants and Agreements. Each Grantor hereby covenants and agrees with respect to itself as follows:
          (i) it shall not do any act or knowingly omit to do any act whereby any of the United States Intellectual Property which is material to the business of such Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable;
          (ii) with respect to any United States Trademarks which are material to the business of such Grantor, such Grantor (a) shall not cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof and (b) shall take commercially reasonable steps necessary to require that licensees of such Trademarks use such consistent standards of quality;
          (iii) it shall promptly notify the Collateral Agent if it knows that any item of the United States Intellectual Property that is material to the business of such Grantor is reasonably likely to become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable (other than as a result of the expiration of its non-renewable or natural term), or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office or the United States Copyright Office, or any court (other than office actions in the course of prosecution that do not materially affect such Grantor’s right to use such Intellectual Property);
          (iv) it shall take all reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by such Grantor that is material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 4.5 (as it may be amended or supplemented from time to time), but only to the extent that such items remain material to such Grantor’s business;
          (v) in the event that any United States Intellectual Property owned by such Grantor that is material to the business of such Grantor is infringed by a third party, such Grantor shall upon an Authorized Officer of such Grantor obtaining knowledge of such infringement promptly take actions that such Grantor deems are commercially reasonable to limit or prevent such infringement and protect its rights in such Intellectual Property;
          (vi) it shall promptly (but in no event more than once per quarter) report to the Collateral Agent the occurrence of any of the following which occurred since the last report to the Collateral Agent: (i) the filing of any application to register any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto; and
          (vii) it shall take steps that are, in such Grantor’s reasonable business judgment, commercially reasonable to protect the secrecy of all Trade Secrets that are material to the business of such Grantor.
SECTION 5. FURTHER ASSURANCES; ADDITIONAL GRANTORS.
     5.1 Further Assurances.
          (a) Subject to specific limitations contained herein, each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
          (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted hereby;
          (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the United States Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State;
          (iii) at any reasonable time following the occurrence and during the continuation of an Event of Default, upon request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and
          (iv) at the Collateral Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.
          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
     5.2 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.
SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
     6.1 Power of Attorney. Until payment in full of all Secured Obligations (other than unmatured indemnification obligations), the cancellation or termination of the Commitments and the cancellation, cash collateralization or expiration of all outstanding Letters of Credit, each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:
          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;
          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;
          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;
          (e) to prepare and file any UCC financing statements against such Grantor as debtor;

          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;
          (g) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and
          (h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
     6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Collateral Agent in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
SECTION 7. REMEDIES.
     7.1 Generally.
          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
          (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;
          (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

          (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and
          (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.
          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent that the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.
          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.
     7.2 Application of Proceeds. Except as expressly provided elsewhere in this Agreement or in the Credit Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent in payment of the Secured Obligations in the following order:
     First, to pay incurred and unpaid fees and expenses of the Agents under the Credit Documents;
     Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Secured Obligations, pro rata among the Secured Parties according to the amounts of the Secured Obligations then due and owing and remaining unpaid to the Secured Parties; and
     Third, any balance remaining after the Secured Obligations shall have been paid in full, the Commitments shall have terminated or been cancelled and the Letters of Credit shall have been cancelled, cash collateralized or have expired shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.
     7.3 Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.
     7.4 Investment Property.
     Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that the fact that any such sale is conducted as a private sale shall not, in and of itself, cause such sale to not be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company, in each case, which is a Subsidiary of such Grantor, from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
     7.5 Intellectual Property.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:
          (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section;
          (ii) in the event of a sale or other disposition of the Intellectual Property pursuant to Section 7.1, such Grantor shall, upon written demand from the Collateral Agent, assign, convey or otherwise transfer to the Collateral Agent or the third-party acquirer, as the case may be, all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent or the third-party acquirer, as the case may be, such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
          (iii) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall identify to the Collateral Agent, by name, title and job responsibility, such key personnel in such Grantor’s employ on the date such notice was received that are reasonably essential to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with material Trademarks, and such Granter shall use commercially reasonable efforts to maintain such essential personnel in such Grantor’s employ and available to perform their then-current functions at such Grantor’s expense consistent with the salary and benefit structure applicable to each as of the date such notice was received by Grantor; and
          (iv) for the avoidance of doubt, the Collateral Agent shall have all of the rights specified in Sections 4.3 and 7.6 of this Agreement with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property in the same manner and to the same extent as such Grantor has with respect to other Receivables.
          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.
          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks and subject to exclusive licenses validly granted by Grantor in accordance with the terms this Agreement and the other Credit Documents prior to the date that the Collateral Agent exercises its rights under this Section, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
     7.6 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall, if an Event of Default shall have occurred and is continuing be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4.1(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be handled as required by the Credit Agreement and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing in accordance with the Credit Agreement.
SECTION 8. COLLATERAL AGENT.
     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Permitted Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Permitted Hedge Agreement) under all Permitted Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to the Administrative Agent, to appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.
SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.
     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation, cash collateralization or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation, cash collateralization or expiration of all outstanding Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall automatically revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Credit Agreement or the designation of any issuer of Pledged Equity Interest as an Unrestricted Subsidiary in accordance with Section 5.14 of the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property or Pledged Equity Interest of such Unrestricted Subsidiary shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.
SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.
     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.
SECTION 11. MISCELLANEOUS.
     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature page follows]

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX X HERETO
By:	/s/ Anthony J. Orlando
	Name:	Anthony J. Orlando
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Robert Anastasio

Name: Robert Anastasio
Title: Vice President

ANNEX X
TO PLEDGE AND SECURITY AGREEMENT
Subsidiaries

1.	8309 Tujunga Avenue Corp., a California corporation
2.	Amor 14 Corporation, a Delaware corporation
3.	Burney Mountain Power, a California corporation
4.	Covanta Acquisition, Inc., a Delaware corporation
5.	Covanta ARC Holdings, Inc., a Delaware corporation
6.	Covanta Bessemer, Inc., a Delaware corporation
7.	Covanta Cunningham Environmental Support, Inc., a New York corporation
8.	Covanta Energy Americas, Inc., a Delaware corporation
9.	Covanta Energy Construction, Inc., a Delaware corporation
10.	Covanta Energy Group, Inc., a Delaware corporation
11.	Covanta Energy International, Inc., a Delaware corporation
12.	Covanta Energy Resource Corp., a Delaware corporation
13.	Covanta Energy Services, Inc., a Delaware corporation
14.	Covanta Energy West, Inc., a Delaware corporation
15.	Covanta Engineering Services, Inc., a New Jersey corporation
16.	Covanta Geothermal Operations Holdings, Inc., a Delaware corporation
17.	Covanta Geothermal Operations, Inc., a Delaware corporation
18.	Covanta Haverhill Properties, Inc., a Massachusetts corporation
19.	Covanta Heber Field Energy, Inc., a Delaware corporation
20.	Covanta Hennepin Energy Resource Co., Limited Partnership,
a Delaware limited partnership
By: Covanta Energy Resource Corp., its General Partner
21.	Covanta Hillsborough, Inc., a Florida corporation
22.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership
By: Covanta Oahu Waste Energy Recovery, Inc., its General Partner
By: Covanta Projects of Hawaii, Inc., its General Partner
23.	Covanta Huntsville, Inc., an Alabama corporation
24.	Covanta Hydro Energy, Inc., a Delaware corporation
25.	Covanta Hydro Operations West, Inc., Delaware corporation
26.	Covanta Hydro Operations, Inc., a Tennessee corporation
27.	Covanta Imperial Power Services, Inc., a California corporation
28.	Covanta Kent, Inc., a Michigan corporation
29.	Covanta Lancaster, Inc., a Pennsylvania corporation
30.	Covanta Lee, Inc., a Florida corporation
31.	Covanta Long Island, Inc., a Delaware corporation
32.	Covanta Marion Land Corp., an Oregon corporation
33.	Covanta Marion, Inc., an Oregon corporation
34.	Covanta Mid-Conn., Inc., a Connecticut corporation
35.	Covanta Montgomery, Inc., Maryland corporation
36.	Covanta New Martinsville Hydroelectric Corporation, a Delaware corporation
37.	Covanta New Martinsville Hydro-Operations Corporation, a West Virginia corporation
38.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation
39.	Covanta Onondaga Operations, Inc., a Delaware corporation

SCHEDULE 2.2

40.	Covanta Operations of Union LLC, a New Jersey limited liability company
41.	Covanta OPW Associates, Inc., a Connecticut corporation
42.	Covanta OPWH, Inc., a Delaware corporation
43.	Covanta Otay 3 Company, a California corporation
44.	Covanta Pasco, Inc., a Florida corporation
45.	Covanta Pinellas, Inc., a Florida corporation
46.	Covanta Plant Services of New Jersey, Inc., a New Jersey corporation
47.	Covanta Power Development of Mauritius, Inc., a Delaware corporation
48.	Covanta Power Development, Inc., a Delaware corporation
49.	Covanta Power Equity Corporation, a Delaware corporation
50.	Covanta Power International Holdings, Inc., a Delaware corporation
51.	Covanta Power Pacific, Inc., a California corporation
52.	Covanta Power Plant Operations, a California corporation
53.	Covanta Projects of Hawaii, Inc., a Hawaii corporation
54.	Covanta Projects, Inc., a Delaware corporation
55.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company
56.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company
57.	Covanta RRS Holdings, Inc., a Delaware corporation
58.	Covanta Secure Services, LLC, a Delaware limited liability company
59.	Covanta SIGC Energy II, Inc., a California corporation
60.	Covanta SIGC Energy, Inc., a Delaware corporation
61.	Covanta SIGC Geothermal Operations, Inc., a California corporation
62.	Covanta Systems, LLC, a Delaware limited liability company
63.	Covanta Tampa Bay, Inc., a Florida corporation
64.	Covanta Tampa Construction, Inc., a Delaware corporation
65.	Covanta Wallingford Associates, Inc., a Connecticut corporation
66.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership
67.	Covanta Warren Holdings I, Inc., a Virginia corporation
68.	Covanta Warren Holdings II, Inc., a California corporation
69.	Covanta Waste to Energy, LLC, a Delaware limited liability company
70.	Covanta Water Holdings, Inc., a Delaware corporation
71.	Covanta Water Systems, Inc., a Delaware corporation
72.	Covanta Water Treatment Services, Inc., a Delaware corporation
73.	DSS Environmental, Inc., a New York corporation
74.	ERC Energy II, Inc., a Delaware corporation
75.	ERC Energy, Inc., a Delaware corporation
76.	Generating Resource Recovery Partners L.P., a California limited partnership
77.	Heber Field Energy II, Inc., a Delaware corporation
78.	Heber Loan Partners, a California general partnership
By: ERC Energy, Inc., its General Partner
By: ERC Energy II, Inc., its General Partner
79.	LMI, Inc., a Massachusetts corporation
80.	Mammoth Geothermal Company, a California corporation
81.	Mammoth Power Company, a California corporation
82.	Michigan Waste Energy, Inc., a Delaware corporation
83.	MSW I Sub, LLC, a Delaware limited liability company
84.	Mt. Lassen Power, a California corporation
85.	Pacific Energy Operating Group, L.P., a California limited partnership
86.	Pacific Geothermal Company, a California corporation

2

87.	Pacific Oroville Power, Inc., a California corporation
88.	Pacific Recovery Corporation, a California corporation
89.	Pacific Wood Fuels Company, a California corporation
90.	Three Mountain Operations, Inc., a Delaware corporation
91.	Three Mountain Power, LLC, a Delaware corporation
92.	UAH Management Corp., a New York corporation

3

SCHEDULE 1.1
TO PLEDGE AND SECURITY AGREEMENT
IMMATERIAL RESTRICTED SUBSIDIARIES
1.	Ogden Energy (Gulf) Ltd. (Mauritius)

2.	Ogden Energy India (Bakreshwar) Ltd. (Mauritius)

3.	Hidro Operaciones Don Pedro SA (Costa Rica)

4.	Enereurope Holdings III, B.V. (Netherlands)

5.	Olmec Insurance, Ltd. (Bermuda)

6.	Covanta Waste to Energy Asia Investments (Mauritius)

7.	Covanta Mauritius O&M Ltd. (Cayman Islands)

8.	Covanta Energy Asia Pacific Ltd. (Hong Kong)

9.	Covanta Energy (Thailand) Ltd. (Thailand)

10.	Pacific Hydropower Company

11.	Covanta SBR Associates

12.	Haverhill Power, LLC

13.	TransRiver Portsmouth LLC

SCHEDULE 1.1-1

SCHEDULE 2.2
TO PLEDGE AND SECURITY AGREEMENT
DESCRIPTION OF EXCLUDED INVESTMENT PROPERTY
None.

SCHEDULE 2.2-1

SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION
(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

	Type of	Jurisdiction of	Chief Executive	Principal Place	Organization
Full Legal Name	Organization	Organization	Office	of Business	I.D.#
Covanta Energy Corporation	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0371308
8309 Tujunga Avenue Corp.	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1415364
Amor 14 Corporation	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0934789
Burney Mountain Power	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1805093
Covanta Acquisition, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2470550
Covanta Bessemer, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2556526
Covanta Cunningham Environmental Support, Inc.	Corporation	New York	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	N/A
Covanta Energy Americas, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2418229
Covanta Energy Construction, Inc	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3247112
Covanta Energy Group, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2708045
Covanta Energy International, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2554245
Covanta Energy Resource Corp.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0952230
Covanta Energy Services, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2225312
Covanta Energy West, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3010023
Covanta Engineering Services, Inc.	Corporation	New Jersey	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0100269861
Covanta Geothermal Operations Holdings, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3100117
Covanta Geothermal Operations, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2247464
Covanta Haverhill Properties, Inc.	Corporation	Massachusetts	40 Lane Road Fairfield, NJ 07004	100 Recovery Way Haverhill, MA 01835	133382130
Covanta Heber Field Energy, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2247465

SCHEDULE 4.1-1

	Type of	Jurisdiction of	Chief Executive	Principal Place	Organization
Full Legal Name	Organization	Organization	Office	of Business	I.D.#
Covanta Hennepin Energy Resource Co., Limited Partnership	Limited Partnership	Delaware	40 Lane Road Fairfield, NJ 07004	505 6th Avenue North Minneapolis, MN 55405	2048510
Covanta Hillsborough, Inc.	Corporation	Florida	40 Lane Road Fairfield, NJ 07004	350 Falkenberg Rd. Tampa, FL 33619	H16487
Covanta Honolulu Resource Recovery Venture	Partnership	Hawaii	40 Lane Road Fairfield, NJ 07004	91-174 Hanua St. Kapolei, HI 96707	10303 G5
Covanta Huntsville, Inc.	Corporation	Alabama	40 Lane Road Fairfield, NJ 07004	5251 Triana Blvd. Huntsville, AL 35805	D/C 123-860
Covanta Hydro Energy, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2247463
Covanta Hydro Operations West, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3266488
Covanta Hydro Operations, Inc.	Corporation	Tennessee	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0223406
Covanta Imperial Power Services, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1098520
Covanta Kent, Inc.	Corporation	Michigan	40 Lane Road Fairfield, NJ 07004	950 Market Ave. SW Grand Rapids, MI 49503	198201
Covanta Lancaster, Inc.	Corporation	Pennsylvania	40 Lane Road Fairfield, NJ 07004	1911 River Rd. Bainbridge, PA 17502	978004
Covanta Lee, Inc.	Corporation	Florida	40 Lane Road Fairfield, NJ 07004	10500 Buckingham Rd. Suite 400 Fort Myers, FL 33905	L53388
Covanta Long Island, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2275573
Covanta Marion Land Corp.	Corporation	Oregon	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	046416-84
Covanta Marion, Inc.	Corporation	Oregon	40 Lane Road Fairfield, NJ 07004	4850 Brookdale Road, NE P.O Box 9126 Brooks, OR 97305	164271-14
Covanta Mid-Conn, Inc.	Corporation	Connecticut	40 Lane Road Fairfield, NJ 07004	Reserve Rd. Gate 20-40 Hartford, CT 06114	0280999
Covanta Montgomery, Inc.	Corporation	Maryland	40 Lane Road Fairfield, NJ 07004	16101 Frederick Rd. Derwood, MD 20855	D02905776
Covanta New Martinsville Hydroelectric Corporation	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2084251
Covanta New Martinsville Hydro-Operations Corporation	Corporation	West Virginia	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	N/A

SCHEDULE 4.1-2

	Type of	Jurisdiction of	Chief Executive	Principal Place	Organization
Full Legal Name	Organization	Organization	Office	of Business	I.D.#
Covanta Oahu Waste Energy Recovery, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C0584241
Covanta Onondaga Operations, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2441463
Covanta Operations of Union, LLC	Limited Liability Company	New Jersey	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0600052953
Covanta OPW Associates, Inc.	Corporation	Connecticut	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0223117
Covanta OPWH, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2247028
Covanta Otay 3 Company	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1913008
Covanta Pasco, Inc.	Corporation	Florida	40 Lane Road Fairfield, NJ 07004	14230 Hays Road Spring Hill, FL 34610	M67467
Covanta Pinellas, Inc.	Corporation	Florida	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	H060002193383
Covanta Plant Services of New Jersey, Inc.	Corporation	New Jersey	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	0100468383
Covanta Power Development, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2294046
Covanta Power Development of Mauritius, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2517590
Covanta Power Equity Corporation	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2214964
Covanta Power International Holdings, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	Bangkok Office 1093/160 Central City Tower Bldg. 30th Fl. Bangna — Trad KM.3 Road Bangna, Bangkok 10260, Thailand	2460596
Covanta Power Pacific, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	2825 & 2829 Childress Drive Anderson, CA 96007	C1174445
Covanta Power Plant Operations	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1913009
Covanta Projects of Hawaii, Inc.	Corporation	Hawaii	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	44074 D1
Covanta Projects, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2034649
Covanta RRS Holdings, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2316649
Covanta Secure Services, LLC	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2099817
Covanta SIGC Energy II, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1917122

SCHEDULE 4.1-3

	Type of	Jurisdiction of	Chief Executive	Principal Place	Organization
Full Legal Name	Organization	Organization	Office	of Business	I.D.#
Covanta SIGC Energy, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2451258
Covanta SIGC Geothermal Operations, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		C1826449
Covanta Systems, LLC	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2006444
Covanta Tampa Bay, Inc.	Corporation	Florida	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	P	00000113137
Covanta Tampa Construction, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		3496972
Covanta Wallingford Associates, Inc.	Corporation	Connecticut	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		0222936
Covanta Warren Energy Resources Co., Limited Partnership	Limited Partnership	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2063265
Covanta Warren Holdings I, Inc.	Corporation	Virginia	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		0296124-1
Covanta Warren Holdings II, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		C1599932
Covanta Waste to Energy, LLC	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2572858
Covanta Water Holdings, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2403545
Covanta Water Systems, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2373409
Covanta Water Treatment Services, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2472730
DSS Environmental, Inc.	Corporation	New York	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		N/A
ERC Energy II, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		3032718
ERC Energy, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		2006939
Generating Resource Recovery Partners L.P.	Limited Partnership	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		C9123900007
Heber Field Energy II, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		3032715
Heber Loan Partners	General Partnership	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		N/A
LMI, Inc.	Corporation	Massachusetts	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		042943947
Mammoth Geothermal Company	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		C1571375
Mammoth Power Company	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004		C1875010
Michigan Waste Energy, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	5700 Russell St. Detroit, MI 48211		2273531

SCHEDULE 4.1-4

	Type of	Jurisdiction of	Chief Executive	Principal Place	Organization
Full Legal Name	Organization	Organization	Office	of Business	I.D.#
MSW I Sub, LLC	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3847555
Mt. Lassen Power	Corporation	California	40 Lane Road Fairfield, NJ 07004	463-210 Mooney Road Westwood, CA 96137	C1805094
Pacific Geothermal Company	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1265808
Pacific Energy Operating Group, L.P.	Limited Partnership	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C8934100020
Pacific Oroville Power, Inc.	Corporation	California	40 Lane Road Fairfield, NJ 07004	3050 S. Fifth Ave. Oroville, CA 95966	C1280758
Pacific Recovery Corporation	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1549635
Pacific Wood Fuels Company	Corporation	California	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	C1531985
Three Mountain Operations, Inc.	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3247135
Three Mountain Power, LLC	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2942568
Covanta ARC Holdings, Inc. (f/k/a American Ref-Fuel Holdings Corp.)	Corporation	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3383342
			Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645	Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645
Covanta Ref-Fuel Finance LLC (f/k/a Covanta Ref-Fuel Corp.)	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	3008643
			Formerly: 155 Chestnut Ridge Road Montvale, NJ 076455	Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645
Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC)	Limited Liability Company	Delaware	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	2799966
			Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645	Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645

SCHEDULE 4.1-5

	Type of	Jurisdiction of	Chief Executive	Principal Place	Organization
Full Legal Name	Organization	Organization	Office	of Business	I.D.#
UAH Management Corp.	Corporation	New York	40 Lane Road Fairfield, NJ 07004	40 Lane Road Fairfield, NJ 07004	N/A
			Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645	Formerly: 155 Chestnut Ridge Road Montvale, NJ 07645
(B)	Other Legal Names of each Grantor in the past five (5) years:

See prior legal names as described on Schedule 4.1(C).

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Description of Change	Date of Change
Covanta ARC Holdings, Inc.	Name Change from: United American Energy Holdings Corp.	10/15/2004
	Name Change from: American Ref-Fuel Holdings Corp.	8/10/2005
Covanta Energy Americas, Inc.	Name Change from: Ogden Power Corporation	3/14/2002
Covanta Energy Services, Inc.	Name Change from: Ogden Resource Recovery Support Services, Inc.	3/14/2002
Covanta Otay 3 Company	Name Change from: Pacific Wood Services Company	5/23/2005
Covanta Ref-Fuel Finance LLC	Name Change from: United American Energy Corp. (De Corp.)	10/18/2004
	Name Change from: Ref-Fuel Corp.	7/20/2005
	Name Change from: Covanta Ref-Fuel Corp.	1/1/2007
Covanta Ref-Fuel LLC	Name Change from: UAE Ref-Fuel LLC	9/15/2004
	Name Change from: Ref-Fuel LLC	7/20/2005
Covanta Secure Services, LLC	Name Change from: Covanta Secure Services, Inc.	7/1/2005
Covanta Systems, LLC	Name Change from: Covanta Systems, Inc.	3/4/2004
Covanta Warren Holdings I, Inc.	Name Change from: Covanta Equity of Alexandria/Arlington, Inc.	3/19/2004
Covanta Warren Holdings II, Inc.	Name Change from: Covanta Equity of Stanislaus, Inc.	3/18/2004
Covanta Waste to Energy, LLC	Name Change from: Covanta Waste to Energy, Inc.	3/4/2004
(D)	Agreements which have not heretofore been terminated pursuant to which any Grantor is bound as debtor within past five (5) years:

SCHEDULE 4.1-6

     None.
(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction
Covanta Energy Corporation	Delaware
8309 Tujunga Avenue Corp.	California
AMOR 14 Corporation	Delaware
Burney Mountain Power	California
Covanta Acquisition, Inc.	Delaware
Covanta Bessemer, Inc.	Delaware
Covanta Cunningham Environmental Support, Inc.	New York
Covanta Energy Americas, Inc.	Delaware
Covanta Energy Construction, Inc.	Delaware
Covanta Energy Group, Inc.	Delaware
Covanta Energy International, Inc.	Delaware
Covanta Energy Resource Corp.	Delaware
Covanta Energy Services, Inc.	Delaware
Covanta Energy West, Inc.	Delaware
Covanta Engineering Services, Inc.	New Jersey
Covanta Geothermal Operations Holdings, Inc.	Delaware
Covanta Geothermal Operations, Inc.	Delaware
Covanta Haverhill Properties, Inc.	Massachusetts
Covanta Heber Field Energy, Inc.	Delaware
Covanta Hennepin Energy Resource Co., Limited Partnership	Delaware
Covanta Hillsborough, Inc.	Florida
Covanta Honolulu Resource Recovery Venture	Hawaii
Covanta Huntsville, Inc.	Alabama
Covanta Hydro Energy, Inc.	Delaware
Covanta Hydro Operations West, Inc.	Delaware
Covanta Hydro Operations, Inc.	Tennessee
Covanta Imperial Power Services, Inc.	California
Covanta Kent, Inc.	Michigan
Covanta Lancaster, Inc.	Pennsylvania
Covanta Lee, Inc.	Florida
Covanta Long Island, Inc.	Delaware
Covanta Marion Land Corp.	Oregon
Covanta Marion, Inc.	Oregon
Covanta Mid-Conn, Inc.	Connecticut
Covanta Montgomery, Inc.	Maryland
Covanta New Martinsville Hydroelectric Corporation	Delaware
Covanta New Martinsville Hydro-Operations Corporation	West Virginia
Covanta Oahu Waste Energy Recovery, Inc.	California
Covanta Onondaga Operations, Inc.	Delaware
Covanta Operations of Union, LLC	New Jersey
Covanta OPW Associates, Inc.	Connecticut
Covanta OPWH, Inc.	Delaware
Covanta Otay 3 Company	California
Covanta Pasco, Inc.	Florida
Covanta Pinellas, Inc.	Florida
Covanta Plant Services of New Jersey, Inc.	New Jersey
Covanta Power Development, Inc.	Delaware
Covanta Power Development of Mauritius, Inc.	Delaware

SCHEDULE 4.1-7

Name of Grantor	Filing Jurisdiction
Covanta Power Equity Corporation	Delaware
Covanta Power International Holdings, Inc.	Delaware
Covanta Power Pacific, Inc.	California
Covanta Power Plant Operations	California
Covanta Projects of Hawaii, Inc.	Hawaii
Covanta Projects, Inc.	Delaware
Covanta RRS Holdings, Inc.	Delaware
Covanta Secure Services, LLC	Delaware
Covanta SIGC Energy II, Inc.	California
Covanta SIGC Energy, Inc.	Delaware
Covanta SIGC Geothermal Operations, Inc.	California
Covanta Systems, LLC	Delaware
Covanta Tampa Bay, Inc.	Florida
Covanta Tampa Construction, Inc.	Delaware
Covanta Wallingford Associates, Inc.	Connecticut
Covanta Warren Energy Resource Co., Limited Partnership	Delaware
Covanta Warren Holdings I, Inc.	Virginia
Covanta Warren Holdings II, Inc.	California
Covanta Waste to Energy, LLC	Delaware
Covanta Water Holdings, Inc.	Delaware
Covanta Water Systems, Inc.	Delaware
Covanta Water Treatment Services, Inc.	Delaware
DSS Environmental, Inc.	New York
ERC Energy II, Inc.	Delaware
ERC Energy, Inc.	Delaware
Generating Resource Recovery Partners L.P.	California
Heber Field Energy II, Inc.	Delaware
Heber Loan Partners	New Jersey
LMI, Inc.	Massachusetts
Mammoth Geothermal Company	California
Mammoth Power Company	California
Michigan Waste Energy, Inc.	Delaware
MSW I Sub, LLC	Delaware
Mt. Lassen Power	California
Pacific Energy Operating Group, L.P.	California
Pacific Geothermal Company	California
Pacific Oroville Power, Inc.	California
Pacific Recovery Corporation	California
Pacific Wood Fuels Company	California
Three Mountain Operations, Inc.	Delaware
Three Mountain Power, LLC	Delaware
Covanta ARC Holdings, Inc. (f/k/a American Ref-Fuel Holdings Corp.)	Delaware
Covanta Ref-Fuel Finance LLC (f/k/a Covanta Ref-Fuel Corp.)	Delaware
Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC)	Delaware
UAH Management Corp.	New York
(F)	Actions and Consents:
     None.

SCHEDULE 4.1-8

SCHEDULE 4.1.A.1
TO PLEDGE AND SECURITY AGREEMENT
CERTAIN COMPANY NAME CHANGES
None.

SCHEDULE 4.1.A.1-1

SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT
LOCATION OF EQUIPMENT AND INVENTORY

Name of Grantor	Location of Equipment and Inventory
Covanta Hennepin Energy Resource Co., Limited Partnership	417 North 5th Street Minneapolis, MN 55401

505 6th Avenue North Minneapolis, MN 55405

Mt. Lassen Power	463-210 Mooney Road Westwood, California 96137

Pacific Oroville Power, Inc.	3050 S. Fifth Avenue Oroville, California 95966

8309 Tujunga Avenue Corp.	9075 S. Austin Rd. Stockton, CA 95305

Burney Mountain Power	Hwy 299 E 37800 Energy Drive Burney, CA 96013

Covanta Haverhill Properties, Inc.	100 Recovery Way Haverhill, MA 01835

Covanta Hillsborough, Inc.	350 Falkenberg Rd. Tampa, FL 33619

Covanta Honolulu Resource Recovery Venture	91-174 Hanua St. Kapolei, HI 96707

Covanta Huntsville, Inc.	5251 Triana Blvd. Huntsville, AL 35805

Covanta Kent, Inc.	950 Market Ave. SW Grand Rapids, MI 49503

Covanta Lancaster, Inc.	1911 River Rd. Bainbridge, PA 17502

Covanta Lee, Inc.	10500 Buckingham Rd. Suite 400 Fort Myers, FL 33905

Covanta Marion, Inc.	4850 Brookdale Road, NE P.O Box 9126 Brooks, OR 97305

Covanta Mid-Conn, Inc.	Reserve Rd. Gate 20-40 Hartford, CT 06114

Covanta Montgomery, Inc.	16101 Frederick Rd. Derwood, MD 20855

Covanta Pasco, Inc.	14230 Hays Road Spring Hill, FL 34610

SCHEDULE 4.2-1

Name of Grantor	Location of Equipment and Inventory
Covanta Power International Holdings, Inc.	Bangkok Office 1093/160 Central City Tower Bldg. 30th Fl. Bangna — Trad KM.3 Road Bangna, Bangkok 10260, Thailand

Covanta Power Pacific, Inc.	12110 E. Slauson Avenue Unite 8-9 Santa Fe Springs, CA 90670

2825 and 2829 Childress Dr. Anderson, CA

350 Crazy Horse Road Salinas, CA 93907

1600 Maxwell Rd. Chula Vista, CA 91911

2501 N. Ventura Rd. Oxnard, CA 93030

9075 S. Austin Rd. Stockton, CA 95305

Michigan Waste Energy, Inc.	5700 Russell St. Detroit, MI 48211

Pacific Recovery Corporation	350 Crazy Horse Road Salinas, CA 93907

1600 Maxwell Rd. Chula Vista, CA 91911

2501 N. Ventura Rd. Oxnard, CA 93030

Covanta Warren Energy Resource Co., Limited Partnership	218 Mt. Pisgah Avenue Oxford, NJ 07863

SCHEDULE 4.2 - 2

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT
INVESTMENT PROPERTY
     (A) Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Power Pacific, Inc.	8309 Tujunga Avenue Corp.	Common	Y	3	None	10	100

Covanta SIGC Energy, Inc.	Amor 14 Corporation	Common	Y	10	$1.00	5000	100

Covanta Power Pacific, Inc.	Burney Mountain Power	Common	Y	4	None	10	100

Covanta Water Systems, Inc.	Covanta Acquisition, Inc.	Common	Y	3	$1.00	100	100

Covanta Systems, LLC	Covanta Alexandria/Arlington, Inc.	Common	Y	3	$1.00	1000	100

Covanta Systems, LLC	Covanta Babylon, Inc.	Common	Y	2	$1.00	100	100

Covanta Water Systems, Inc.	Covanta Bessemer, Inc.	Common	Y	4	$1.00	100	100

Covanta Systems, LLC	Covanta Bristol, Inc.	Common	Y	2	$1.00	100	100

Covanta Acquisition, Inc.	Covanta Cunningham Environmental Support, Inc.	Common	Y	3	None	10	100

Covanta Energy West, Inc.	Covanta Energy Americas, Inc.	Common	Y	4	$1.00	1000	100

Covanta Energy Americas, Inc.	Covanta Energy Construction, Inc.	Common	Y	2	$1.00	100	100

Covanta Energy Corporation	Covanta Energy Group, Inc.	Common	Y	2	$1.00	100	100

SCHEDULE 4.4-1

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Projects, Inc.	Covanta Energy International, Inc.	Common	Y	3	$1.00	100	100

Covanta Waste to Energy, LLC	Covanta Energy Resource Corp.	Common	Y	7	$1.00	1000	100

Covanta Waste to Energy, LLC	Covanta Energy Services, Inc.	Common	Y	7	$1.00	100	100

Covanta Energy International, Inc.	Covanta Energy West, Inc.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Engineering Services, Inc.	Common	Y	3	$1.00	100	100

Covanta Systems, LLC	Covanta Warren Holdings I, Inc.	Common	Y	3	$1.00	100	100

Covanta Systems, LLC	Covanta Warren Holdings II, Inc.	Common	Y	3	$1.00	100	100

Covanta Systems, LLC	Covanta Fairfax, Inc.	Common	Y	2	$1.00	100	100

Covanta Energy Americas, Inc.	Covanta Geothermal Operations Holdings, Inc.	Common	Y	2	$1.00	100	100

Covanta Energy Americas, Inc.	Covanta Geothermal Operations, Inc.	Common	Y	5	None	1500	100

Covanta Systems, LLC	Covanta Haverhill Properties, Inc.	Common	Y	4	$1.00	100	100

Covanta Systems, LLC	Covanta Haverhill, Inc.	Common	Y	3	$1.00	100	100

Covanta Power Equity Corporation	Covanta Heber Field Energy, Inc.	Common	Y	6	None	1500	100

Covanta Systems, LLC	Covanta Hillsborough, Inc.	Common	Y	2	$1.00	100	100

SCHEDULE 4.4-2

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Systems, LLC	Covanta Huntington Resource Recovery One Corp.	Common	Y	4	$1.00	1000	100

Covanta Systems, LLC	Covanta Huntington Resource Recovery Seven Corp.	Common	Y	2	None	100	100

Covanta Systems, LLC	Covanta Huntsville, Inc.	Common	Y	2	$1.00	100	100

Covanta Power Equity Corporation	Covanta Hydro Energy, Inc.	Common	Y	5	None	1500	100

Covanta Energy Americas, Inc.	Covanta Hydro Operations West, Inc.	Common	Y	2	$1.00	100	100

Covanta Energy Americas, Inc.	Covanta Hydro Operations, Inc.	Common	Y	5	$1.00	100	100

Covanta Energy Americas, Inc.	Covanta Imperial Power Services, Inc.	Common	Y	6	None	1000	100

Covanta Systems, LLC	Covanta Indianapolis, Inc.	Common	Y	4	$1.00	100	100

Covanta Systems, LLC	Covanta Kent, Inc.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Lake II, Inc.	Common	Y	3	$.001	750	75

Covanta Systems, LLC	Covanta Lancaster, Inc.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Lee, Inc.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Long Island, Inc.	Common	Y	3	$1.00	100	100

Covanta Systems, LLC	Covanta Marion Land Corp.	Common	Y	2	None	1000	100

Covanta Systems, LLC	Covanta Marion, Inc.	Common	Y	3	None	10	100

SCHEDULE 4.4-3

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta RRS Holdings, Inc.	Covanta Mid-Conn, Inc.	Common	Y	3	$1.00	1000	100

Covanta Systems, LLC	Covanta Montgomery, Inc.	Common	Y	2	$1.00	100	100

Covanta Power Equity Corporation	Covanta New Martinsville Hydroelectric Corporation	Common	Y	7	None	10	100

Covanta Energy Americas, Inc.	Covanta New Martinsville Hydro-Operations Corporation	Common	Y	6	$0.01	400	100

Covanta RRS Holdings, Inc.	Covanta Oahu Waste Energy Recovery, Inc.	Common	Y	2	None	1000	100

Covanta Systems, LLC	Covanta Onondaga Five Corp.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Onondaga Four Corp.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Onondaga Operations, Inc.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Onondaga Three Corp.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Onondaga Two Corp.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Onondaga, Inc.	Common	Y	2	$1.00	100	100

Covanta Waste to Energy, LLC	Covanta OPW Associates, Inc.	Common	Y	3	$1.00	100	100

Covanta Waste to Energy, LLC	Covanta OPWH, Inc.	Common	Y	3	$1.00	100	100

Covanta Systems, LLC	Covanta Pasco, Inc.	Common	Y	2	$1.00	100	100

Covanta Systems, LLC	Covanta Pinellas, Inc.	Common	Y	1	$1.00	100	100

SCHEDULE 4.4-4

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Energy Services, Inc.	Covanta Plant Services of New Jersey, Inc.	Common	Y	3	$1.00	100	100

Covanta Energy Americas, Inc.	Covanta Power Equity Corporation	Common Class A	Y	A5	$1.00	1000	100

Covanta Energy Americas, Inc.	Covanta Power International Holdings, Inc.	Common	Y	2	$1.00	1000	100

Covanta Energy Americas, Inc.	Covanta Power Pacific, Inc.	Common	Y	4	$1.00	10	100

Covanta Power Pacific, Inc.	Covanta Power Plant Operations	Common	Y	6	None	10	100

Covanta RRS Holdings, Inc.	Covanta Projects of Hawaii, Inc.	Common	Y	2	$1.00	1000	100

Covanta Energy Group, Inc.	Covanta Projects, Inc.	Common	Y	4	$0.50	1000	100

Covanta Waste to Energy, LLC	Covanta RRS Holdings, Inc.	Common	Y	4	$1.00	100	100

Covanta Waste to Energy, LLC	Covanta Secure Services, LLC	Common	Y	7	$1.00	100	100

Covanta Energy Americas, Inc.	Covanta SIGC Energy, Inc.	Common	Y	3	$1.00	1000	100

Covanta Energy Americas, Inc.	Covanta SIGC Energy II, Inc.	Common	Y	3	None	1000	100

Covanta Energy Americas, Inc.	Covanta SIGC Geothermal Operations, Inc.	Common	Y	3	None	500	100

Covanta Systems, LLC	Covanta Stanislaus, Inc.	Common	Y	4	$1.00	100	100

Covanta Waste to Energy, LLC	Covanta Systems, LLC	N/A	N	N/A	N/A	N/A	100

SCHEDULE 4.4-5

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Water Systems, Inc.	Covanta Tampa Bay, Inc.	Common	Y	2	$1.00	100	100

Covanta Water Systems, Inc.	Covanta Tampa Construction, Inc.	Common	Y	1	$1.00	100	100

Covanta Systems, LLC	Covanta Union, Inc.	Common	Y	2	$1.00	100	100

Covanta Waste to Energy, LLC	Covanta Wallingford Associates, Inc.	Common	Y	3	$1.00	100	100

Covanta Projects, Inc.	Covanta Waste to Energy, LLC	N/A	N	N/A	N/A	N/A	100

Covanta Projects, Inc.	Covanta Water Holdings, Inc.	Common	Y	2	$1.00	100	100

Covanta Water Holdings, Inc.	Covanta Water Systems, Inc.	Common	Y	3	$1.00	100	100

Covanta Water Holdings, Inc.	Covanta Water Treatment Services, Inc.	Common	Y	5	$1.00	100	100

Covanta Power Equity Corporation	ERC Energy II, Inc.	Common	Y	2	$1.00	100	100

Covanta Power Equity Corporation	ERC Energy, Inc.	Common	Y	8	$0.05	1000	100

Covanta Power Equity Corporation	Heber Field Energy II, Inc.	Common	Y	2	$1.00	100	100

Covanta Power Pacific, Inc.	Mammoth Geothermal Company	Common	Y	4	$1.00	10	100

Covanta Power Pacific, Inc.	Mammoth Power Company	Common	Y	3	$1.00	10	100

Covanta RRS Holdings, Inc.	Michigan Waste Energy, Inc.	Common	Y	3	$1.00	1000	100

Covanta Power Pacific, Inc.	Mt. Lassen Power	Common	Y	4	$1.00	10	100

SCHEDULE 4.4-6

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Power Pacific, Inc.	Pacific Energy Resources Incorporated	Common	Y	4	None	10	100

Covanta Pacific Power, Inc.	Covanta Pacific Geothermal Company	Common	Y	5	None	10	100

Covanta Power Pacific, Inc.	Pacific Oroville Power, Inc.	Common	Y	4	None	1000	100

Covanta Power Pacific, Inc.	Pacific Recovery Corporation	Common	Y	4	None	10	100

Covanta Power Pacific, Inc.	Pacific Wood Fuels Company	Common	Y	4	None	10	100

Covanta Power Pacific, Inc.	Penstock Power Company	Common	Y	4	None	10	100

Covanta Power Pacific, Inc.	Covanta Otay 3 Company	Common	Y	4	None	10	100

Covanta Energy Americas, Inc.	Three Mountain Operations, Inc.	Common	Y	2	$1.00	100	100

Covanta Energy Americas, Inc.	Three Mountain Power, LLC	N/A	N	N/A	N/A	N/A	100

Covanta Energy Resource Corp.	Covanta Hennepin Energy Resource Co., Limited Partnership	N/A	N	N/A	N/A	N/A	99

Covanta OPWH, Inc.	Covanta Hennepin Energy Resource Co., Limited Partnership	N/A	N	N/A	N/A	N/A	1

Covanta Projects of Hawaii, Inc.	Covanta Honolulu Resource Recovery Venture	N/A	N	N/A	N/A	N/A	50

SCHEDULE 4.4-7

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Oahu Waste Energy Recovery, Inc.	Covanta Honolulu Resource Recovery Venture	N/A	N	N/A	N/A	N/A	50

Covanta Projects, Inc.	Covanta Operations of Union, LLC	N/A	N	N/A	N/A	N/A	99

Covanta Waste to Energy, LLC	Covanta Operations of Union, LLC	N/A	N	N/A	N/A	N/A	1

Covanta OPW Associates, Inc.	Covanta Projects of Wallingford, L.P.	N/A	N	N/A	N/A	N/A	2

Covanta Wallingford Associates, Inc.	Covanta Projects of Wallingford, L.P.	N/A	N	N/A	N/A	N/A	98

Covanta Warren Holdings I, Inc.	Covanta Warren Energy Resource Co., Limited Partnership	N/A	N	N/A	N/A	N/A	99

Covanta Warren Holdings II, Inc.	Covanta Warren Energy Resource Co., Limited Partnership	N/A	N	N/A	N/A	N/A	1

Covanta Water Systems, Inc.	DSS Environmental, Inc.	Common	Y	51	None	90	90

Pacific Recovery Corporation	Generating Resource Recovery Partners L.P.	N/A	N	N/A	N/A	N/A	50

Covanta Power Pacific, Inc.	Generating Resource Recovery Partners L.P.	N/A	N	N/A	N/A	N/A	50

ERC Energy, Inc.	Heber Loan Partners	N/A	N	N/A	N/A	N/A	50

ERC Energy II, Inc.	Heber Loan Partners	N/A	N	N/A	N/A	N/A	50

Pacific Recovery Corporation	Pacific Energy Operating Group, L.P.	N/A	N	N/A	N/A	N/A	50

SCHEDULE 4.4-8

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Power Pacific, Inc.	Pacific Energy Operating Group, L.P.	N/A	N	N/A	N/A	N/A	50

Covanta Power International Holdings, Inc.	Covanta Energy International Investments Limited (f/k/a Covanta Energy India Investments Ltd.)	Ordinary	Y	8	$1.00	13	65

Covanta Power International Holdings, Inc.	Covanta Energy Philippines Holdings, Inc.	Not stated	Y	12	Not stated	34,194	65

Covanta Power Development, Inc.	Covanta Power Development of Mauritius, Inc.	Common	Y	3	$1.00	100	100

Covanta Power International Holdings, Inc.	Covanta Power Development, Inc.	Common	Y	5	$1.00	100	100

Covanta Power International Holdings, Inc.	Covanta Waste to Energy of Italy, Inc.	Common	Y	2	$1.00	100	100

Covanta Energy Corporation	Covanta ARC Holdings, Inc. (f/k/a American Ref-Fuel Holdings Corp.)	Common	Y	1	$0.001	263,987	100

Covanta ARC Holdings, Inc. (f/k/a American Ref-Fuel Holdings Corp.)	Covanta Ref-Fuel Finance LLC (f/k/a Covanta Ref-Fuel Corp.)	N/A	N	N/A	N/A	N/A	100

Covanta Ref-Fuel Finance LLC (f/k/a Covanta Ref-Fuel Corp.)	Covanta Ref-Fuel LLC (f/k/a Covanta Ref-Fuel LLC)	N/A	N	N/A	N/A	N/A	100

SCHEDULE 4.4 - 9

							% of
							Outstanding
				Stock		No. of	Stock of
		Class of	Certificated	Certificate	Par	Pledged	the Stock
Grantor	Stock Issuer	Stock	(Y/N)	No.	Value	Shares	Issuer
Covanta Ref-Fuel LLC (f/k/a Covanta Ref-Fuel LLC)	MSW Energy Holdings II LLC	N/A	N	N/A	N/A	N/A	100

Covanta ARC Holdings, Inc. (f/k/a American Ref-Fuel Holdings Corp.)	MSW I Sub, LLC (f/k/a MSW I Sub, Inc.)	N/A	N	N/A	N/A	N/A	100

Covanta ARC Holdings, Inc. (f/k/a American Ref-Fuel Holdings Corp.)	MSW Energy Holdings LLC	N/A	N	N/A	N/A	N/A	98.315

Covanta Ref-Fuel Finance LLC	UAH Management Corp.	N/A	N	N/A	N/A	N/A	100
     Pledged Trust Interests: None.
     Pledged Debt:

		Original Principal	Outstanding
Grantor	Issuer	Amount	Principal Balance	Issue Date	Maturity Date
Each Grantor, as Payee	Each Grantor, as Maker	N/A	N/A	Closing Date	Demand
     (B) CERTIFICATED LLCs/PARTNERSHIP INTERESTS
     None.

SCHEDULE 4.4-10